SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 29, 1997
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  1-3950                              38-0549190
                  ------                              ----------
         (Commission File Number)           (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                         48121
 --------------------------------------                         -----
(Address of principal executive offices)                      (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     News release dated January 29, 1997, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                    Description                   Method of Filing
-----------                    -----------                   ----------------

Exhibit 20                  News release dated            Filed with this Report
                            January 29, 1997




                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR COMPANY
                                              ------------------
                                              (Registrant)


Date:  January 29, 1997                       By:/s/Peter Sherry, Jr.
                                                 -------------------------
                                                 Peter Sherry, Jr.
                                                 Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                        DESCRIPTION                       PAGE
-----------                        -----------                       ----

Exhibit 20                      News release dated
                                January 29, 1997